UNITED STATES
                SECURITIES EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2002

                   REDCELL POWER CORPORATION
                     f/k/a Infobooth, Inc.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


        DELAWARE                           13-4044390
        --------                           ----------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)

1250-999 West Hastings
Vancouver, British Columbia                 V6C 2W2
--------------------------------          -----------
Address of principal Executive Offices      Zip Code

Registrant's Telephone Number    (604) 605-8852


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Item 4.  CHANGES IN FISCAL YEAR

Pursuant to a resolution of the Board of Directors of the company on August 5, 2002, the Company has elected to change its fiscal year end from January 31st to December 31st. The Company has previously filed a Form 10K reporting its audited financials through January 30, 2002. The Company also filed on July 24, 2002 a Form 8-K/A which reported its consolidated audited financial statements for the period through May 23, 2002 following the acquisition of Redcell Canada Inc.

As a result of the Company's election to change its fiscal year end, the Company shall file a Form 10QSB reporting its quarterly financial statements through June 30, 2002, which represents the end of its fiscal second quarter.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2002

REDCELL POWER CORPORATION

/s/ CAMERON KING
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By: Cameron King
Chief Executive Officer